Exhibit 99.2

Supplemental Financial Information

First Quarter 2020

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2019.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2020

This document is a financial supplement to our first quarter 2020 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, and mark-to-market (MTM) investment adjustments.  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

In the first quarter of 2020, the calculation for estimated annualized issued term life premium was revised, based on additional data, to provide a more accurate estimation.  All prior periods have been adjusted to consistently reflect this revision and the change does not impact our financial statements.

Estimated annualized issued term life premium (1)
($ in millions)

Revised Calculation
	Q1 '15	Q2 '15	Q3 '15	Q4 '15	FY 2015	Q1 '16	Q2 '16	Q3 '16	Q4 '16	FY 2016	Q1 '17	Q2 '17	Q3 '17	Q4 '17	FY 2017	Q1 '18	Q2 '18	Q3 '18	Q4 '18	FY 2018	Q1 '19	Q2 '19	Q3 '19	Q4 '19	FY 2019
New	$44.0	$53.9	$52.9	$55.7	$206.5	$52.2	$61.4	$60.2	$64.0	$237.9	$57.6	$68.0	$64.0	$65.8	$255.4	$58.7	$69.2	$62.5	$60.4	$250.8	$54.1	$65.8	$63.1	$61.8	$244.8
Additions	9.9	10.8	10.6	11.0	42.3	10.7	11.9	11.6	12.2	46.4	11.5	12.5	12.4	13.1	49.5	12.9	14.2	13.8	14.3	55.2	13.8	15.8	15.1	15.4	60.2
Total	$53.9	$64.7	$63.6	$66.7	$248.8	$62.9	$73.3	$71.8	$76.2	$284.3	$69.2	$80.6	$76.3	$78.9	$304.9	$71.7	$83.4	$76.3	$74.7	$306.0	$68.0	$81.6	$78.2	$77.2	$305.0

Prior Calculation
	Q1 '15	Q2 '15	Q3 '15	Q4 '15	FY 2015	Q1 '16	Q2 '16	Q3 '16	Q4 '16	FY 2016	Q1 '17	Q2 '17	Q3 '17	Q4 '17	FY 2017	Q1 '18	Q2 '18	Q3 '18	Q4 '18	FY 2018	Q1 '19	Q2 '19	Q3 '19	Q4 '19	FY 2019
New	$45.1	$55.3	$54.5	$57.4	$212.4	$54.0	$63.1	$61.9	$66.2	$245.2	$59.4	$70.2	$65.8	$67.6	$263.1	$60.4	$71.1	$64.6	$62.4	$258.5	$56.1	$68.2	$65.2	$64.0	$253.5
Additions	12.8	14.0	13.7	14.4	54.9	14.0	15.4	15.2	15.9	60.4	15.1	16.5	16.4	17.5	65.5	16.9	18.7	18.4	19.1	73.0	18.4	20.8	20.1	20.5	79.7
Total	$57.9	$69.3	$68.2	$71.8	$267.3	$68.0	$78.6	$77.1	$82.0	$305.7	$74.5	$86.7	$82.2	$85.1	$328.6	$77.3	$89.8	$82.9	$81.4	$331.5	$74.5	$89.0	$85.3	$84.5	$333.2

(1) Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,422,734	$2,471,745	$2,557,033	$2,617,685	$2,730,715	$2,626,043
Securities held to maturity	970,390	1,036,110	1,087,790	1,140,250	1,184,370	1,237,270
Total investments and cash	3,393,124	3,507,855	3,644,823	3,757,935	3,915,085	3,863,313
Due from reinsurers	4,141,569	4,202,903	4,185,850	4,166,362	4,169,823	4,132,897
Deferred policy acquisition costs	2,133,920	2,181,741	2,238,315	2,281,560	2,325,750	2,346,656
Other assets	730,933	814,854	811,426	818,029	792,128	799,122
Separate account assets	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924
Total assets	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911

Liabilities:
Future policy benefits	$6,168,157	$6,240,864	$6,314,403	$6,374,327	$6,446,569	$6,472,397
Other policy liabilities	700,094	703,123	717,265	714,930	744,087	737,435
Income taxes	187,104	206,180	206,301	207,453	209,221	208,357
Other liabilities	486,772	561,709	551,689	565,894	563,931	554,014
Notes payable	373,661	373,755	373,848	373,942	374,037	374,131
Surplus note	969,685	1,035,421	1,087,117	1,139,592	1,183,728	1,236,644
Payable under securities lending	52,562	64,914	43,867	39,933	28,723	28,896
Separate account liabilities	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924
Total liabilities	11,133,535	11,554,726	11,731,781	11,843,924	12,036,040	11,740,797

Stockholders’ equity:
Common stock ($0.01 par value) (1)	427	424	420	415	412	405
Paid-in capital	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,489,520	1,506,944	1,537,537	1,553,286	1,593,281	1,565,803
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)
Cumulative translation adjustment	(21,064)	(14,897)	(8,258)	(12,265)	(5,765)	(34,776)
Total stockholders’ equity	1,461,513	1,521,387	1,585,926	1,607,813	1,652,492	1,530,114
Total liabilities and stockholders' equity	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,461,513	$1,521,387	$1,585,926	$1,607,813	$1,652,492	$1,530,114
Less: Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)
Adjusted stockholders’ equity	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928
Net Income	86,541	79,166	97,446	96,223	93,557	72,469
Shareholder dividends	(10,856)	(14,628)	(14,517)	(14,324)	(14,162)	(16,530)
Retirement of shares and warrants	(43,338)	(60,288)	(57,117)	(70,679)	(44,137)	(95,676)
Net foreign currency translation adjustment	(15,765)	6,167	6,639	(4,007)	6,500	(29,011)
Other, net	4,328	13,171	4,778	4,524	4,734	12,252
Balance, end of period	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750
General expenses deferred	8,497	9,163	9,384	9,468	8,608	9,726
Commission costs deferred	96,697	98,196	100,498	100,913	97,538	104,793
Amortization of deferred policy acquisition costs	(66,184)	(64,628)	(58,762)	(63,883)	(67,279)	(70,311)
Foreign currency impact and other, net	(12,904)	5,091	5,455	(3,254)	5,322	(23,302)
Balance, end of period	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656

(1)	Outstanding common shares exclude restricted stock units.

4 of 16

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	(1,693,271)	-4.0%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$(6,697)	-8.5%
Less income attributable to unvested participating securities	(401)	(428)	(415)	(402)	(310)	90	22.6%
Net income used in computing basic EPS	$78,765	$97,018	$95,808	$93,155	$72,159	$(6,606)	-8.4%
Basic earnings per share	$1.84	$2.28	$2.28	$2.25	$1.75	$(0.08)	-4.6%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$9,743	12.9%
Less operating income attributable to unvested participating securities	(381)	(416)	(412)	(399)	(364)	17	4.5%
Adjusted net operating income used in computing basic operating EPS	$74,922	$94,343	$95,181	$92,377	$84,682	$9,761	13.0%
Basic adjusted operating income per share	$1.75	$2.22	$2.27	$2.23	$2.06	$0.31	17.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	(1,693,271)	-4.0%
Dilutive impact of contingently issuable shares	118,014	135,719	135,887	143,224	107,361	(10,653)	-9.0%
Shares used to calculate diluted EPS	42,942,485	42,618,350	42,099,559	41,614,029	41,238,561	(1,703,924)	-4.0%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$(6,697)	-8.5%
Less income attributable to unvested participating securities	(400)	(427)	(413)	(401)	(310)	90	22.5%
Net income used in computing diluted EPS	$78,766	$97,019	$95,809	$93,156	$72,159	$(6,606)	-8.4%
Diluted earnings per share	$1.83	$2.28	$2.28	$2.24	$1.75	$(0.08)	-4.6%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$9,743	12.9%
Less operating income attributable to unvested participating securities	(381)	(415)	(411)	(398)	(364)	17	4.4%
Adjusted net operating income used in computing diluted operating EPS	$74,923	$94,344	$95,182	$92,379	$84,683	$9,760	13.0%
Diluted adjusted operating income per share	$1.74	$2.21	$2.26	$2.22	$2.05	$0.31	17.7%

											YOY Q1
	Q1 2019		Q2 2019		Q3 2019		Q4 2019		Q1 2020		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,491,450		$1,553,656		$1,596,869		$1,630,152		$1,591,303		$99,853		6.7%
Average adjusted stockholders' equity	$1,480,676		$1,511,085		$1,535,567		$1,564,682		$1,559,680		$79,003		5.3%

Net income return on stockholders' equity	21.2%		25.1%		24.1%		23.0%		18.2%		-3.0%		nm
Net income return on adjusted stockholders' equity	21.4%		25.8%		25.1%		23.9%		18.6%		-2.8%		nm

Adjusted net operating income return on adjusted stockholders' equity	20.3%		25.1%		24.9%		23.7%		21.8%		1.5%		nm

Capital Structure
Debt-to-capital (1)	19.7%		19.1%		18.9%		18.5%		19.6%		-0.1%		nm

Cash and invested assets to stockholders' equity	2.3	x	2.3	x	2.3	x	2.4	x	2.5	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.4	x	2.4	x	2.4	x	2.5	x	2.5	x	0.2	x	nm

Share count, end of period (2)	42,398,643		42,008,450		41,491,998		41,206,504		40,459,767		(1,938,876)		-4.6%
Adjusted stockholders' equity per share	$35.20		$36.41		$37.15		$38.54		$37.85		$2.65		7.5%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		nm		nm
A.M. Best	A+		A+		A+		A+		A+		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm
S&P	A-		A-		A-		A-		A-		nm		nm
A.M. Best	a-		a-		a-		a-		a-		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$677,286	$687,262	$692,258	$697,060	$702,637	$25,351	3.7%
Ceded premiums	(389,795)	(400,588)	(388,982)	(390,364)	(386,825)	2,970	0.8%
Net premiums	287,491	286,675	303,276	306,696	315,813	28,322	9.9%
Net investment income	24,111	24,868	22,675	22,418	15,420	(8,692)	-36.0%
Commissions and fees:
Sales-based (1)	66,997	71,438	69,034	75,418	80,891	13,895	20.7%
Asset-based (2)	73,639	79,317	81,009	84,184	81,395	7,756	10.5%
Account-based (3)	19,613	19,897	20,449	20,598	20,204	591	3.0%
Other commissions and fees	7,066	7,817	9,227	8,103	7,579	512	7.3%
Realized investment (losses) gains	2,847	1,067	285	766	(10,030)	(12,877)	nm
Other, net	13,223	13,825	14,698	13,778	13,665	442	3.3%
Total revenues	494,988	504,903	520,654	531,959	524,936	29,949	6.1%
Benefits and expenses:
Benefits and claims	122,284	115,068	128,684	127,784	134,813	12,529	10.2%
Amortization of DAC	64,628	58,762	63,883	67,279	70,311	5,683	8.8%
Insurance commissions	5,619	5,829	6,980	6,624	6,844	1,226	21.8%
Insurance expenses	43,402	44,569	44,854	45,991	48,709	5,307	12.2%
Sales commissions:
Sales-based (1)	47,831	50,679	48,652	52,529	56,561	8,730	18.3%
Asset-based (2)	32,343	35,665	35,875	37,772	36,323	3,981	12.3%
Other sales commissions	3,626	3,755	4,535	3,937	3,723	97	2.7%
Interest expense	7,180	7,201	7,209	7,222	7,192	12	0.2%
Other operating expenses	65,706	55,917	54,844	60,676	65,914	208	0.3%
Total benefits and expenses	392,619	377,444	395,515	409,815	430,391	37,772	9.6%
Income before income taxes	102,368	127,459	125,138	122,145	94,546	(7,823)	-7.6%
Income taxes	23,203	30,014	28,916	28,588	22,077	(1,126)	-4.9%
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$(6,697)	-8.5%

Income Before Income Taxes by Segment
Term Life	$70,339	$83,999	$83,761	$81,995	$82,892	$12,553	17.8%
Investment & Savings Products	42,684	47,343	48,794	52,991	47,700	5,017	11.8%
Corporate & Other Distributed Products	(10,654)	(3,882)	(7,416)	(12,841)	(36,046)	(25,392)	nm
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$(7,823)	-7.6%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$25,809	3.8%
Less: Premiums ceded to IPO Coinsurers	276,150	272,596	267,856	264,786	260,076	(16,074)	-5.8%
Term Life adjusted direct premiums	$394,605	$408,408	$417,683	$426,761	$436,488	$41,883	10.6%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(388,100)	$(398,927)	$(387,120)	$(388,237)	$(385,232)	$2,868	0.7%
Less: Premiums ceded to IPO Coinsurers	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	16,074	5.8%
Term Life other ceded premiums	$(111,950)	$(126,330)	$(119,264)	$(123,451)	$(125,156)	$(13,206)	-11.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$24,111	$24,868	$22,675	$22,418	$15,420	$(8,692)	-36.0%
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	nm	nm
Adjusted net investment income	$21,964	$22,421	$22,141	$22,165	$21,799	$(165)	-0.8%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$494,988	$504,903	$520,654	$531,959	$524,936	$29,949	6.1%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	nm	nm
Adjusted operating revenues	$489,993	$501,389	$519,834	$530,940	$541,346	$51,353	10.5%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$(7,823)	-7.6%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	nm	nm
Adjusted operating income before income taxes	$97,374	$123,945	$124,319	$121,125	$110,955	$13,581	13.9%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$(6,697)	-8.5%
Less: Income before income taxes reconciling items	4,994	3,514	819	1,019	(16,409)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(1,132)	(828)	(189)	(239)	3,832	nm	nm
Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$9,743	12.9%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$25,809	3.8%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	16,074	5.8%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	41,883	10.6%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(13,206)	-11.8%
Net premiums	282,655	282,077	298,419	303,310	311,332	28,677	10.1%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	1,803	40.6%
Other, net	9,744	10,055	10,985	10,063	10,168	424	4.4%
Revenues	296,843	296,869	314,527	318,992	327,747	30,904	10.4%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	10,121	8.5%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	1,775	2.8%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	1,122	51.9%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	5,333	12.7%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	18,351	8.1%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$12,553	17.8%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$13,895	20.7%
Asset-based	73,639	79,317	81,009	84,184	81,395	7,756	10.5%
Account-based	19,613	19,897	20,449	20,598	20,204	591	3.0%
Other, net	2,423	2,434	2,661	2,500	2,542	120	4.9%
Revenues	162,671	173,085	173,153	182,699	185,033	22,362	13.7%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	3,827	nm
Insurance commissions	3,025	3,155	3,257	3,297	3,201	177	5.8%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	8,730	18.3%
Asset-based	32,343	35,665	35,875	37,772	36,323	3,981	12.3%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	630	1.7%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	17,345	14.5%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$5,017	11.8%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,531	$6,258	$6,719	$5,514	$6,074	$(457)	-7.0%
Ceded premiums	(1,695)	(1,661)	(1,862)	(2,128)	(1,593)	102	6.0%
Net premiums	4,836	4,597	4,858	3,386	4,480	(355)	-7.3%
Allocated net investment income	17,521	17,684	17,018	16,545	15,553	(1,968)	-11.2%
Commissions and fees:
Prepaid Legal Services	3,737	4,159	4,776	3,905	3,829	92	2.5%
Auto and Homeowners Insurance	1,500	1,877	2,165	1,766	1,672	172	11.5%
Other sales commissions	1,829	1,781	2,286	2,432	2,077	248	13.6%
Other, net	1,056	1,336	1,052	1,215	954	(102)	-9.6%
Adjusted operating revenues	30,479	31,435	32,154	29,250	28,566	(1,913)	-6.3%

Benefits and expenses:
Benefits and claims	3,842	3,588	5,933	5,127	6,249	2,408	62.7%
Amortization of DAC	85	482	291	434	166	81	95.1%
Insurance commissions	431	376	411	318	357	(73)	-17.0%
Insurance expenses	1,570	1,656	1,697	1,578	1,544	(27)	-1.7%
Sales commissions	3,626	3,755	4,535	3,937	3,723	97	2.7%
Interest expense	7,180	7,201	7,209	7,222	7,192	12	0.2%
Other operating expenses	29,394	21,774	20,314	24,494	28,972	(422)	-1.4%
Benefits and expenses	46,127	38,831	40,390	43,110	48,203	2,076	4.5%
Adjusted operating income before income taxes	$(15,648)	$(7,396)	$(8,236)	$(13,861)	$(19,637)	$(3,988)	-25.5%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$25,809	3.8%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	16,074	5.8%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	41,883	10.6%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(13,206)	-11.8%
Net premiums	282,655	282,077	298,419	303,310	311,332	28,677	10.1%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	1,803	40.6%
Other, net	9,744	10,055	10,985	10,063	10,168	424	4.4%
Revenues	296,843	296,869	314,527	318,992	327,747	30,904	10.4%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	10,121	8.5%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	1,775	2.8%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	1,122	51.9%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	5,333	12.7%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	18,351	8.1%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$12,553	17.8%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$300,708	$312,436	$320,424	$327,939	$336,921	$36,212	12.0%
Pre-IPO direct premiums (5)	370,047	368,568	365,115	363,607	359,643	(10,404)	-2.8%
Total direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$25,809	3.8%

Premiums ceded to IPO coinsurers	$276,150	$272,596	$267,856	$264,786	$260,076	$(16,074)	-5.8%
% of Pre-IPO direct premiums	74.6%	74.0%	73.4%	72.8%	72.3%	nm	nm

Benefits and claims, net (6)	$230,392	$237,810	$242,016	$246,108	$253,719	$23,327	10.1%
% of adjusted direct premiums	58.4%	58.2%	57.9%	57.7%	58.1%	nm	nm

DAC amortization & insurance commissions	$66,229	$58,477	$64,858	$69,927	$69,126	$2,897	4.4%
% of adjusted direct premiums	16.8%	14.3%	15.5%	16.4%	15.8%	nm	nm

Insurance expenses, net (7)	$32,088	$32,858	$32,171	$34,351	$36,997	$4,909	15.3%
% of adjusted direct premiums	8.1%	8.0%	7.7%	8.0%	8.5%	nm	nm

Total Term Life income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$12,553	17.8%
Term Life operating margin (8)	17.8%	20.6%	20.1%	19.2%	19.0%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,736	129,821	129,550	130,871	130,522	(214)	-0.2%
New life-licensed representatives	10,065	10,919	12,682	11,073	10,599	534	5.3%
Non-renewal and terminated representatives	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(46)	-0.4%
Life-insurance licensed sales force, end of period	129,821	129,550	130,871	130,522	130,095	274	0.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.1	$65.8	$63.1	$61.8	$61.5	$7.4	13.6%
Additions and increases in premium	13.8	15.8	15.1	15.4	15.0	1.2	8.3%
Total estimated annualized issued term life premium	$68.0	$81.6	$78.2	$77.2	$76.5	$8.5	12.5%

Issued term life policies	64,242	78,664	73,434	71,469	71,318	7,076	11.0%
Estimated average annualized issued term life premium per policy (1)(2)	$843	$837	$859	$864	$863	$20	2.4%

Term life face amount in-force, beginning of period ($mills)	$781,041	$785,552	$796,376	$801,494	$808,262	$27,221	3.5%
Issued term life face amount (3)	20,925	25,300	24,087	23,682	23,221	2,296	11.0%
Terminated term life face amount	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	89	0.5%
Foreign currency impact, net	1,969	2,036	(1,228)	1,970	(8,676)	(10,645)	nm
Term life face amount in-force, end of period	$785,552	$796,376	$801,494	$808,262	$804,512	$18,960	2.4%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$13,895	20.7%
Asset-based	73,639	79,317	81,009	84,184	81,395	7,756	10.5%
Account-based	19,613	19,897	20,449	20,598	20,204	591	3.0%
Other, net	2,423	2,434	2,661	2,500	2,542	120	4.9%
Revenues	162,671	173,085	173,153	182,699	185,033	22,362	13.7%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	3,827	nm
Insurance commissions	3,025	3,155	3,257	3,297	3,201	177	5.8%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	8,730	18.3%
Asset-based	32,343	35,665	35,875	37,772	36,323	3,981	12.3%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	630	1.7%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	17,345	14.5%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$5,017	11.8%

Financial Analysis

Fees paid based on client asset values (1)	$5,898	$5,705	$6,225	$6,169	$5,990	$92	1.6%
Fees paid based on fee-generating positions (2)	11,159	9,658	9,354	9,648	10,248	(911)	-8.2%
Other operating expenses	19,254	18,780	18,951	20,365	20,704	1,449	7.5%
Total other operating expenses	$36,312	$34,143	$34,530	$36,182	$36,942	$630	1.7%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.29%	1.31%	1.41%	1.34%	nm	nm
Canada	1.00%	0.97%	0.96%	0.94%	1.06%	nm	nm
Total	1.28%	1.25%	1.27%	1.35%	1.30%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.038%	0.038%	0.039%	0.038%	nm	nm
Canada	0.136%	0.120%	0.121%	0.138%	0.098%	nm	nm
Total	0.052%	0.051%	0.051%	0.054%	0.047%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.20	$3.88	$4.18	$4.10	$3.70	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$710.2	$855.9	$829.7	$831.9	$921.0	$210.8	29.7%
Canada Retail Mutual Funds	244.1	199.7	184.9	199.0	280.9	36.8	15.1%
Indexed Annuities	81.0	88.2	75.0	76.3	72.2	(8.8)	-10.8%
Variable Annuities and other	465.8	514.2	512.8	583.7	600.6	134.7	28.9%
Total sales-based revenue generating product sales	1,501.1	1,658.0	1,602.4	1,691.0	1,874.7	373.6	24.9%
Managed Accounts	161.6	203.5	176.9	197.4	246.2	84.6	52.3%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	30.4	32.3%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$488.6	27.8%

Canada Retail Mutual Funds	$244.1	$199.7	$184.9	$199.0	$280.9	$36.8	15.1%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	30.4	32.3%
Total Canada product sales	338.4	275.6	261.3	293.6	405.7	67.3	19.9%
Total U.S. product sales	1,418.6	1,661.8	1,594.4	1,689.4	1,840.0	421.3	29.7%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$488.6	27.8%

Client asset values, beginning of period ($mills)	$57,704	$63,602	$65,878	$66,222	$70,537	$12,833	22.2%
Inflows	1,757	1,937	1,856	1,983	2,246	489	27.8%
Outflows (1)	(1,530)	(1,633)	(1,669)	(1,596)	(1,703)	(173)	-11.3%
Net flows	227	305	186	387	543	316	139.1%
Foreign currency impact, net	201	225	(136)	217	(978)	(1,179)	nm
Change in market value, net and other (2)	5,470	1,746	294	3,710	(11,065)	(16,536)	nm
Client asset values, end of period	$63,602	$65,878	$66,222	$70,537	$59,036	$(4,566)	-7.2%
Annualized net flows as % of beginning of period asset values	1.6%	1.9%	1.1%	2.3%	3.1%	1.5%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,266	$31,744	$32,521	$33,658	$32,693	$2,426	8.0%
Canada Retail Mutual Funds	7,390	7,795	7,991	8,218	7,950	560	7.6%
Managed Accounts	3,241	3,455	3,652	3,901	3,905	664	20.5%
Indexed Annuities	2,182	2,247	2,296	2,342	2,389	207	9.5%
Variable Annuities and other	16,057	16,807	17,114	17,661	17,292	1,235	7.7%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	52	2.2%
Total	$61,451	$64,426	$66,002	$68,236	$66,595	$5,144	8.4%

Canada Retail Mutual Funds	$7,390	$7,795	$7,991	$8,218	$7,950	$560	7.6%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	52	2.2%
Total Canada average client assets	9,704	10,173	10,418	10,674	10,316	612	6.3%
Total U.S. average client assets	51,747	54,253	55,583	57,563	56,279	4,531	8.8%
Total average client assets	$61,451	$64,426	$66,002	$68,236	$66,595	$5,144	8.4%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	1,998	1,996	2,007	2,020	2,031	33	1.6%
Recordkeeping only	641	641	646	650	658	18	2.7%
Total	2,639	2,637	2,653	2,670	2,689	50	1.9%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2020
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$273,085	$273,085	$-	10.5%	10.5%

Fixed Income:
Treasury	26,976	25,912	1,064	1.0%	1.0%	2.36%	AAA
Government	234,375	226,410	7,965	9.0%	8.7%	3.04%	AA-
Tax-Exempt Municipal	30,335	28,813	1,522	1.2%	1.1%	3.39%	AA
Public Corporate	1,310,684	1,315,311	(4,627)	50.5%	50.7%	3.74%	BBB+
Mortgage Backed	331,005	325,219	5,785	12.8%	12.5%	3.02%	AAA
Asset Backed	95,884	99,408	(3,523)	3.7%	3.8%	3.07%	AA+
CMBS	120,223	120,505	(282)	4.6%	4.6%	3.18%	AA+
Private	132,675	141,260	(8,585)	5.1%	5.4%	4.60%	BBB
Redeemable Preferred	4,877	5,447	(571)	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,287,034	2,288,286	(1,251)	88.2%	88.2%	3.55%	A

Equities:
Perpetual Preferred	12,185	12,185	-	0.5%	0.5%
Common Stock	15,801	15,801	-	0.6%	0.6%
Mutual Fund	6,087	6,087	-	0.2%	0.2%
Other	52	52	-	0.0%	0.0%
Total Equities	34,125	34,125	-	1.3%	1.3%

Total Invested Assets	$2,594,245	$2,595,496	$(1,251)	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$177,410	$172,383	$5,027	13.5%	13.1%
Banking	164,675	164,748	(72)	12.6%	12.5%
Energy	122,878	137,644	(14,766)	9.4%	10.5%
Reits	117,186	117,233	(47)	8.9%	8.9%
Insurance	108,388	106,065	2,323	8.3%	8.1%
Technology	107,080	105,094	1,986	8.2%	8.0%
Consumer Cyclical	89,278	88,896	382	6.8%	6.8%
Capital Goods	82,280	81,894	386	6.3%	6.2%
Communications	73,660	71,253	2,406	5.6%	5.4%
Electric	66,754	65,472	1,281	5.1%	5.0%
Transportation	66,379	68,966	(2,587)	5.1%	5.2%
Basic Industry	62,657	64,187	(1,530)	4.8%	4.9%
Brokerage	33,556	32,709	847	2.6%	2.5%
Finance Companies	18,960	19,601	(641)	1.5%	1.5%
Industrial Other	10,729	10,508	221	0.8%	0.8%
Natural Gas	4,373	4,209	164	0.3%	0.3%
Financial Other	3,440	3,451	(10)	0.3%	0.3%
Utility Other	1,002	998	4	0.1%	0.1%
Total Corporate portfolio	$1,310,684	$1,315,311	$(4,627)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
1-2 Yrs.	$303,478	$303,781	$(303)	13.3%	13.3%	3.22%
2-5 Yrs.	961,521	953,753	7,768	42.0%	41.7%	3.67%
5-10 Yrs.	575,936	583,976	(8,041)	25.2%	25.5%	3.73%
> 10 Yrs.	160,280	159,044	1,236	7.0%	7.0%	3.75%
Total Fixed Income	$2,287,034	$2,288,286	$(1,251)	100.0%	100.0%	3.55%

Duration

Fixed Income portfolio duration	3.6	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2020	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$524,942	22.9%
AA	277,247	12.1%
A	523,598	22.9%
BBB	889,352	38.9%
Below Investment Grade	70,045	3.1%
NA	3,101	0.1%
Total Fixed Income	$2,288,286	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$13,634	1.0%	AAA	$-	—
AA	90,900	6.9%	AA	851	0.6%
A	399,587	30.4%	A	11,940	8.5%
BBB	750,388	57.1%	BBB	119,541	84.6%
Below Investment Grade	59,852	4.6%	Below Investment Grade	8,928	6.3%
NA	948	0.1%	NA	-	—
Total Corporate	$1,315,311	100.0%	Total Private	$141,260	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$95,955	79.6%	AAA	$283,999	87.3%
AA	-	—	AA	29,506	9.1%
A	24,245	20.1%	A	11,405	3.5%
BBB	-	—	BBB	218	0.1%
Below Investment Grade	305	0.3%	Below Investment Grade	50	0.0%
NA	-	—	NA	41	0.0%
Total CMBS	$120,505	100.0%	Total Mortgage-Backed	$325,219	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$66,441	66.8%	AAA	$61,073	24.2%
AA	4,065	4.1%	AA	132,383	52.5%
A	25,969	26.1%	A	48,500	19.2%
BBB	710	0.7%	BBB	9,568	3.8%
Below Investment Grade	111	0.1%	Below Investment Grade	798	0.3%
NA	2,112	2.1%	NA	0	0.0%
Total Asset-Backed	$99,408	100.0%	Total Treasury & Government	$252,321	100.0%

NAIC Designations

1	$993,233	54.2%
2	782,835	42.7%
3	45,115	2.5%
4	10,324	0.6%
5	150	0.0%
6	0	0.0%	`
U.S. Insurer Fixed Income (2)	1,831,657	100.0%
Other (3)	490,754
Cash and cash equivalents	273,085
Total Invested Assets	$2,595,496

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,333	$20,345	$20,380	$20,772	$20,784	$451	2.2%
Fixed-maturity securities (held-to-maturity)	10,674	11,769	12,769	13,113	13,472	2,798	26.2%
Equity Securities	487	446	448	464	451	(36)	-7.4%
Deposit asset underlying 10% reinsurance treaty	1,755	2,141	2,105	2,046	1,830	75	4.3%
Deposit asset - Mark to Market	2,147	2,447	534	254	(6,379)	(8,526)	nm
Policy loans and other invested assets	467	299	234	215	189	(278)	-59.5%
Cash & cash equivalents	1,056	1,414	1,191	950	843	(213)	-20.2%
Total investment income	36,919	38,862	37,661	37,814	31,190	(5,729)	-15.5%
Investment expenses	2,134	2,225	2,217	2,283	2,298	164	7.7%
Interest Expense on Surplus Note	10,674	11,769	12,769	13,113	13,472	2,798	26.2%
Net investment income	$24,111	$24,868	$22,675	$22,418	$15,420	$(8,692)	-36.0%
Fixed income book yield, end of period	3.85%	3.74%	3.65%	3.54%	3.55%
New money yield	3.56%	3.10%	2.73%	2.73%	3.25%

						YOY Q1
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.4%	20.9%	23.0%	24.0%	22.9%	1.6%
AA	10.9%	11.3%	11.0%	11.7%	12.1%	1.2%
A	22.9%	22.9%	22.1%	23.4%	22.9%	0.0%
BBB	41.8%	41.8%	41.0%	38.2%	38.9%	-2.9%
Below Investment Grade	2.9%	3.0%	2.8%	2.6%	3.1%	0.2%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	-

Average rating by amortized cost	A	A	A	A	A

		As of March 31, 2020				As of March 31, 2020			As of March 31, 2020
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$19,286	$18,625	AAA	Canada	$58,513	$59,775	AAA	$3,325	$3,251
2	Province of Ontario Canada	13,191	12,552	A+	United Kingdom	47,152	47,102	AA	15,107	14,715
3	Province of Quebec Canada	12,913	11,787	AA-	Australia	38,948	39,145	A	6,996	6,819
4	Wells Fargo & Co	11,376	11,702	A-	France	19,128	19,001	BBB	8,094	8,127
5	Enbridge Inc	10,681	10,876	A+	Germany	16,387	16,611	Below Investment Grade	777	798
6	Cigna Corp	10,414	10,192	A-	Switzerland	15,999	16,043	NA	—	—
7	Bank of America Corp	10,095	9,822	A-	Bermuda	13,008	13,015	Total	$34,298	$33,710
8	Province of British Columbia Canada	10,093	9,729	AAA	Netherlands	12,654	12,423
9	Province of Alberta Canada	9,984	9,538	A+	Ireland	12,342	13,549
10	Province of New Brunswick Canada	9,180	8,790	A+	Cayman Islands	8,708	9,468	Non-Government Investments (1)
11	Province of Manitoba Canada	8,626	8,263	A+	Japan	5,588	5,450
12	Honda Motor Co Ltd	8,618	8,492	A	Israel	5,298	5,020	AAA	$3,994	$4,184
13	AbbVie Inc	8,570	8,507	A-	Korea Republic Of	5,139	5,119	AA	28,259	28,354
14	City of Toronto Canada	8,467	8,099	AA	Norway	4,556	4,964	A	76,643	75,896
15	Municipal Finance Authority of British Columbia	8,215	7,940	AAA	Mexico	4,465	4,531	BBB	150,634	155,111
16	Williams Cos Inc/The	8,115	8,452	BBB	Emerging Markets (2)	9,654	10,364	Below Investment Grade	11,931	12,946
17	Comcast Corp	7,654	7,280	A-	All Other	28,221	28,622	NA	—	—
18	Truist Financial Corp	7,608	7,496	A-	Total	$305,758	$310,201	Total	$271,460	$276,491
19	General Mills Inc	7,512	7,337	BBB
20	Morgan Stanley	7,462	7,243	A+
21	PNC Financial Services Group Inc	7,441	7,429	A-
22	Gilead Sciences Inc	7,233	7,133	A
23	US Bancorp	7,073	7,090	A+
24	Deere & Co	7,073	6,994	A
25	Booking Holdings Inc	7,060	7,044	A-
	Total	$233,942	$228,411

	% of total fixed income portfolio	9.0%	8.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2015	2016	2017	2018	2019	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020

Recruits	228,115	262,732	303,867	290,886	282,207	63,223	86,173	72,345	60,466	84,762

Life-insurance licensed sales force, beginning of period	98,358	106,710	116,827	126,121	130,736	130,736	129,821	129,550	130,871	130,522
New life-licensed representatives	39,632	44,724	48,535	48,041	44,739	10,065	10,919	12,682	11,073	10,599
Non-renewal and terminated representatives	(31,280)	(34,607)	(39,241)	(43,426)	(44,953)	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)
Life-insurance licensed sales force, end of period	106,710	116,827	126,121	130,736	130,522	129,821	129,550	130,871	130,522	130,095

Issued term life policies	260,059	298,244	312,799	301,589	287,809	64,242	78,664	73,434	71,469	71,318

Issued term life face amount	$79,111	$89,869	$95,635	$95,209	$93,994	$20,925	$25,300	$24,087	$23,682	$23,221

Term life face amount in force, beginning of period	$681,927	$693,194	$728,385	$763,831	$781,041	$781,041	$785,552	$796,376	$801,494	$808,262
Issued term life face amount	79,111	89,869	95,635	95,209	93,994	20,925	25,300	24,087	23,682	23,221
Terminated term life face amount	(53,580)	(57,238)	(65,958)	(70,291)	(71,519)	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)
Foreign currency impact, net	(14,263)	2,560	5,769	(7,708)	4,746	1,969	2,036	(1,228)	1,970	(8,676)
Term life face amount in force, end of period	$693,194	$728,385	$763,831	$781,041	$808,262	$785,552	$796,376	$801,494	$808,262	$804,512

Estimated annualized issued term life premium
Premium from new policies	$206.5	$237.9	$255.4	$250.8	$244.8	$54.1	$65.8	$63.1	$61.8	$61.5
Additions and increases in premium	42.3	46.4	49.5	55.2	60.2	13.8	15.8	15.1	15.4	15.0
Total estimated annualized issued term life premium	$248.8	$284.3	$304.9	$306.0	$305.0	$68.0	$81.6	$78.2	$77.2	$76.5

Investment & Savings product sales	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7

Investment & Savings average client asset values	$48,477	$49,427	$56,791	$61,842	$65,029	$61,451	$64,426	$66,002	$68,236	$66,595

16 of 16